  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 7, 2019
 __________________

DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
__________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR.PRA	New York Stock Exchange

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s annual meeting of shareholders was held on May 7, 2019.  At the annual meeting, the Company’s shareholders voted on the following proposals:

1.        To elect the eleven directors named in the Company’s proxy statement to terms expiring in 2020.  Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Donald J. Ehrlich	441,133,394	165,344,435	412,970	38,175,806
Linda Hefner Filler	518,480,945	88,035,226	374,628	38,175,806
Thomas P. Joyce, Jr.	597,224,969	9,279,046	386,784	38,175,806
Teri List-Stoll	475,104,548	131,358,752	427,499	38,175,806
Walter G. Lohr, Jr.	521,514,809	84,963,700	412,290	38,175,806
Mitchell P. Rales	582,241,515	24,257,230	392,054	38,175,806
Steven M. Rales	586,115,323	20,382,591	392,885	38,175,806
John T. Schwieters	427,402,303	179,085,687	402,809	38,175,806
Alan G. Spoon	511,404,587	95,047,620	438,592	38,175,806
Raymond C. Stevens, Ph.D.	603,333,112	3,157,776	399,911	38,175,806
Elias A. Zerhouni, M.D.	552,599,894	53,895,900	395,005	38,175,806

2.        To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  The proposal was approved by a vote of shareholders as follows:

For	635,971,085
Against	8,554,199
Abstain	541,321

3.    To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of shareholders as follows:

For	585,996,263
Against	20,276,444
Abstain	618,091
Broker Non-Votes	38,175,806

4.        To act upon a shareholder proposal requesting requesting adoption of a policy requiring an independent Board Chair whenever possible. The proposal was rejected by a vote of shareholders as follows:

For	233,047,478
Against	372,610,021
Abstain	1,233,298
Broker Non-Votes	38,175,806

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	May 8, 2019	By:	/s/ James F. O’Reilly
James F. O’Reilly
Vice President, Associate General Counsel and Secretary